Exhibit 99.3

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

THIS INTERM FLEET STATUS REPORT HAS BEEN UPDATED FOR NINE NEW CONTRACT SIGNINGS AND THE RECLASSIFICATION OF ASSETS HELD FOR SALE. ANY ADDITIONAL CHANGES WILL BE INCLUDED IN THE FORTHCOMING FLEET STATUS REPORT TO BE ISSUED IN EARLY MARCH.

The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Estimated out of service time for 2008 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Additional rig out of service time in 2008 may occur and will be added to the report as such events arise. No estimates are made for 2009 and beyond.

Out of service time is denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s most recently filed Form 10-K, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned«

Rig Type/Name	Floater Type			Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Rigs Under Construction (8)
Discoverer Clear Leader (15)	ship		«	TBA	12,000	40,000	USGOM	Chevron	See Footnote 4	See Footnote 4	See Footnote 4		N/A
Discoverer Americas (15)	ship		«	TBA	12,000	40,000	USGOM	StatoilHydro	See Footnote 5	See Footnote 5	475,000		N/A
Discoverer Inspiration (15)	ship		«	TBA	12,000	40,000	USGOM	Chevron	See Footnote 6	See Footnote 6	472,000		N/A
GSF Drillship TBN 1	ship		«	TBA	12,000	40,000	TBA	TBA	See Footnote 7	See Footnote 7	See Footnote 7		N/A
Deepwater Pacific I	ship			TBA	12,000	35,000	India	Reliance	See Footnote 8	See Footnote 8	See Footnote 8		N/A
Deepwater Pacific II	ship		«	TBA	10,000	35,000	TBA	TBA	See Footnote 9	See Footnote 9	See Footnote 9		N/A
Discoverer TBN 1	ship		«	TBA	7,500	40,000	Angola	BP	See Footnote 10	See Footnote 10	See Footnote 10		N/A
GSF Development Driller III (15)	semi		«	TBA	7,500	30,000	Angola	BP	See Footnote 11	See Footnote 11	382,000		N/A

High Specification Floaters:
Ultra-Deepwater (18)
Discoverer Deep Seas (15)	ship		«	2001	10,000	35,000	USGOM	Chevron	Jan-08	Jan-09	318,000		294,000
									Apr-08	14 days Shipyard or Project
							USGOM	Chevron	Jan-09	Jan-11	485,000		318,000
Discoverer Enterprise (15)	ship		«	1999	10,000	35,000	USGOM	BP	Dec-07	Dec-10	520,000		191,000
Discoverer Spirit (15)	ship		«	2000	10,000	35,000	USGOM	Anadarko	Dec-07	Dec-10	497,000		298,000
							USGOM	Anadarko	Dec-10	Dec-13	520,000		497,000
GSF C.R. Luigs (15)	ship		«	2000	10,000	35,000	USGOM	BHP Billiton	Sep-07	Sep-09	393,000		225,000
									Sep-09	Oct-13	510,000		393,000
GSF Jack Ryan (15)	ship		«	2000	10,000	35,000	Nigeria	Total	Jun-07	Jun-09	297,000		270,000
							Nigeria	Total	Jun-09	Jul-13	425,000		297,000
Deepwater Discovery	ship		«	2000	10,000	30,000	Nigeria	Total	Mar-07	Aug-08	364,000		357,000
							Brazil	Devon	Aug-08	Jan-14	425,000	(14)	364,000
									Dec-08	65 days Shipyard or Project
Deepwater Frontier	ship		«	1999	10,000	30,000	India	Reliance	Aug-06	Aug-08	320,000		145,000
							India	Reliance	Aug-08	Oct-11	477,000		320,000
Deepwater Millennium (15)	ship		«	1999	10,000	30,000	USGOM	Anadarko	Jun-07	Jun-10	447,000		302,000
							USGOM	Anadarko	Jun-10	Jun-13	535,000		447,000
Deepwater Pathfinder	ship		«	1998	10,000	30,000	Nigeria	Shell/Chevron/ Agip/Petrobras	Jul-07	Jun-09	395,000		190,000
							TBA	TBA	Jun-09	Oct-09	600,000		395,000
Deepwater Horizon (15)	semi		«	2001	10,000	30,000	USGOM	BP	Oct-07	Oct-10	See Footnote 12		278,000
Deepwater Expedition	ship		«	1999	10,000	30,000	Morocco	Petronas Carigali	Dec-07	Feb-08	320,000		240,000
									Feb-08	140 days Mob/ Contract Prep
							India	Reliance	Jun-08	Aug-10	375,000		320,000
Cajun Express (15)	semi		«	2001	8,500	25,000	USGOM	Chevron	Aug-07	Jan-10	460,000		216,000
									May-08	15 days Shipyard or Project
Deepwater Nautilus (15)	semi			2000	8,000	30,000	USGOM	Shell	Dec-06	Jan-09	449,000		220,000
GSF Explorer (15)	ship		«	1972/1998	7,800	30,000	Angola	BP	Jun-07	Apr-09	427,000		365,000
							Angola	BP	Apr-09	Jul-09	450,000		427,000
							Indonesia	Marathon-led Consortium	Oct-09	Oct-11	510,000		450,000
GSF Development Driller I (15)	semi		«	2004	7,500	37,500	USGOM	BHP Billiton	Jun-07	Jun-08	220,000		210,000
									Jun-08	Jul-12	510,000		220,000
GSF Development Driller II (15)	semi		«	2004	7,500	37,500	USGOM	BP	Nov-07	Nov-08	198,000		198,000
Sedco Energy (15)	semi		«	2001	7,500	30,000	Nigeria	Chevron	Jan-08	Jan-11	478,000		202,000
									Aug-08	30 days Shipyard or Project
Sedco Express (13) (15)	semi		«	2001	7,500	30,000	Angola	BP	Jun-05	Jun-09	183,000		125,000
									Jun-08	30 days Shipyard or Project
Deepwater (16)
Deepwater Navigator (14)	ship	«		2000	7,200	25,000	Brazil	Petrobras	Mar-07	Apr-11	188,000		300,000
Discoverer 534	ship	«		1975/1991	7,000	25,000	India	Reliance	Dec-07	Jul-10	250,000		245,000
Discoverer Seven Seas	ship	«		1976/1997	7,000	25,000	India	Reliance	Dec-07	Feb-08	292,000		125,000
									Feb-08	120 days Shipyard or Project
							India	ONGC	Jun-08	Jul-11	316,000		292,000
Transocean Marianas (15)	semi			1998	7,000	25,000	USGOM	BP	Dec-07	Jan-10	444,000		528,000
Sedco 706 (to be upgraded) (14)	semi	«		1976/1994/ 2008	6,500	25,000			Nov-07	300 days Shipyard or Project
									Sep-08	80 days Mob/ Contract Prep
							Brazil	Chevron	Nov-08	Dec-13	312,000		N/A
Sedco 702	semi	«		1973/2007	6,500				Jan-08	60 days Mob/ Contract Prep
							Nigeria	Shell	Mar-08	Mar-11	350,000		N/A

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Sedco 707 (14)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Dec-09	188,000		N/A
GSF Celtic Sea (15)	semi		1982/1998	5,750	25,000	USGOM	Eni	Jan-08	Jun-08	335,000		335,000
								Jun-08	100 days Shipyard or Project
								Sep-08	60 days Mob/ Contract Prep
						Brazil	British Gas	Nov-08	Nov-10	455,000	(14)	335,000
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Woodside	Jun-07	Jun-08	475,000		475,000
								Dec-07	65 days Shipyard or Project
								Jun-08	21 days Mob/ Contract Prep
						China	PetroChina	Jun-08	Sep-08	475,000		475,000
								Sep-08	15 days Mob/ Contract Prep
						Indonesia	Eni	Sep-08	Mar-09	530,000		475,000
								Mar-09	15 days Mob/ Contract Prep
						Australia	Hess	Mar-09	Jun-10	475,000		530,000
Sedco 709	semi	«	1977/1999	5,000	25,000	Nigeria	Shell	Oct-06	Oct-08	205,000		175,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Eni	Nov-07	Jan-10	430,000		355,000
Transocean Richardson (13) (15)	semi		1988	5,000	25,000	Angola	Chevron	Aug-07	Sep-10	454,000		300,000
								May-08	60 days Shipyard or Project
Jim Cunningham (15)	semi		1982/1995	4,600	25,000	Angola	ExxonMobil	Oct-07	Oct-08	364,000		357,000
								Oct-08	May-09	372,000		364,000
Sedco 710 (13) (14)	semi	«	1983	4,500	25,000	Brazil	Petrobras	Oct-06	Nov-10	125,000		190,000
								May-08	75 days Shipyard or Project
Transocean Rather (14)	semi		1988	4,500	25,000	UKNS	BP	Oct-07	Dec-08	256,000		304,000
						UKNS	BP	Dec-08	Oct-09	438,000		256,000
Sovereign Explorer (15)	semi		1984	4,500	25,000	Trinidad	BG	Oct-07	Feb-08	65,000		65,000
								Mar-08	14 days Shipyard or Project
						Brazil	Repsol	Mar-08	May-10	380,000	(14)	65,000
								Jul-08	35 days Shipyard or Project
Harsh Environment (5)
Henry Goodrich (15)	semi		1985	5,000	30,000	USGOM	StatoilHydro	Jun-07	May-09	350,000		173,000
Transocean Leader (14) (15)	semi		1987/1997	4,500	25,000	NNS	StatoilHydro	Oct-07	Feb-08	270,000		285,000
						NNS	StatoilHydro	Feb-08	Jul-08	340,000		270,000
						NNS	StatoilHydro	Jul-08	Jul-09	381,000		340,000
						NNS	StatoilHydro	Jul-09	Apr-12	442,000	(16)	381,000
Paul B. Loyd, Jr. (14)	semi		1987	2,000	25,000	UKNS	BP	Mar-07	May-09	328,000		145,000
Transocean Arctic (14) (15)	semi		1986	1,650	25,000	NNS	StatoilHydro	Jan-07	Jul-11	282,000		195,000
Polar Pioneer (14) (15)	semi		1985	1,500	25,000	NNS	StatoilHydro	Aug-06	Feb-10	302,000		181,000
						NNS	StatoilHydro	Mar-10	Mar-14	496,000		302,000
Midwater Floaters (29)
Sedco 700	semi		1973/1997	3,600	25,000	Equatorial Guinea	Hess	Sep-07	Feb-08	363,000		439,000
Transocean Legend	semi		1983	3,500	25,000	China	Devon	Feb-08	Apr-08	450,000		120,000
						Sakhalin Is.	BP	Apr-08	Jan-09	405,000		450,000
Transocean Amirante (15)	semi		1978/1997	3,500	25,000	USGOM	Repsol	Aug-07	Feb-08	325,000		143,000
								Feb-08	95 days Shipyard or Project
						USGOM	Eni	May-08	Feb-11	374,000		325,000
GSF Arctic I (14)	semi		1983/1996	3,400	25,000			Dec-07	75 days Mob/ Contract Prep
						Brazil	Shell	Mar-08	Jan-11	270,000		265,000
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000	India	Reliance	Feb-07	May-09	340,000		N/A
Transocean Driller (13) (14)	semi		1991	3,000	25,000	Brazil	Petrobras	Aug-06	Aug-10	115,000		53,000
								Sep-08	45 days Shipyard or Project
GSF Rig 135 (15)	semi		1983	2,400	25,000	Congo	Total	Oct-07	Dec-09	325,000		325,000
						Congo	Total	Jan-10	May-10	380,000		325,000
GSF Rig 140 (15)	semi		1983	2,400	25,000	Angola	ExxonMobil	Oct-07	Oct-08	254,000	(21)	309,000
								Oct-08	Jun-09	309,000		254,000
Falcon 100 (13) (14)	semi		1974/1999	2,400	25,000			Nov-07	130 days Shipyard or Project
						Brazil	Petrobras	Mar-08	Apr-13	235,000		180,000
GSF Aleutian Key (15)	semi		1976/1999/ 2001	2,300	25,000	Angola	Sonangol	Nov-07	Jul-09	357,000		145,000
								Feb-08	15 days Shipyard or Project

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Istiglal (15) (20)	semi	1995/1998	2,300	20,000	Caspian	BP	Jan-08	Jun-08	103,000		96,000
							Jul-08	Aug-08	135,000		103,000
							Aug-08	Dec-08	106,000		135,000
Sedco 703	semi	1973/1995	2,000	25,000	Australia	Woodside	Aug-07	Sep-08	435,000		400,000
							Sep-08	20 days Shipyard or Project
					Australia	Conoco Phillips	Oct-08	Apr-09	450,000		435,000
Sedco 711	semi	1982	1,800	25,000	UKNS	Shell	Nov-07	Feb-09	283,000		150,000
							Feb-08	50 Days Shipyard or Project
Transocean John Shaw	semi	1982	1,800	25,000	UKNS	Total	Dec-07	Apr-08	382,000	(14)	101,000
							Apr-08	35 Days Shipyard or Project
					UKNS	Petrofac	May-08	May-09	350,000		382,000
GSF Arctic III	semi	1984	1,800	25,000	UKNS	Petro- Canada	Jan-07	Mar-08	350,000		150,000
							May-08	100 Days Shipyard or Project
					Libya	Eni	Sep-08	Sep-09	453,000		350,000
GSF Arctic IV (23)	semi	1983/1999	1,800	25,000	UKNS	Shell	Sep-07	Oct-10	275,000		185,000
Sedco 712	semi	1983	1,600	25,000	UKNS	Oilexco	Mar-07	Mar-08	237,000	(14)	150,000
					UKNS	Oilexco	Mar-08	May-10	340,000		237,000
Sedco 714 (14)	semi	1983/1997	1,600	25,000	UKNS	Total	Jan-08	Apr-08	359,000		312,000
					UKNS	Total	Apr-08	Jun-08	210,000		359,000
					UKNS	Total	Jun-08	Sep-08	260,000		210,000
					UKNS	Total	Sep-08	Dec-08	210,000		260,000
					UKNS	Total	Dec-08	Mar-09	260,000		210,000
					UKNS	Total	Apr-09	Sep-09	360,000		260,000
GSF Grand Banks (15)	semi	1984	1,500	25,000	East Canada	Husky	Jan-08	Jan-11	353,000		144,000
							Aug-08	150 days Shipyard or Project
Actinia	semi	1982	1,500	25,000	India	Reliance	Sep-06	Aug-09	190,000		54,000
							Feb-08	45 days Shipyard or Project
Sedco 601	semi	1983	1,500	25,000	Malaysia	Petronas Carigali	Jan-08	Jan-11	255,000		268,000
							Apr-08	14 days Shipyard or Project
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Jun-07	Jan-10	362,000		90,000
Transocean Winner (14) (15)	semi	1983	1,500	25,000	NNS	StatoilHydro	Aug-06	Oct-09	380,000		120,000
Transocean Searcher (14) (15)	semi	1983/1988	1,500	25,000	NNS	StatoilHydro	Oct-06	Jan-09	356,000		138,000
							Apr-08	45 days Shipyard or Project
					NNS	StatoilHydro	Jan-09	Mar-12	409,000		356,000
Transocean Prospect (14)	semi	1983/1992	1,500	25,000	UKNS	CNR	Sep-06	Nov-08	208,000		98,000
Dada Gorgud (15) (20)	semi	1978/1996/ 1998	1,500	25,000	Caspian	BP	Jan-08	Jun-08	97,000		90,000
							Jul-08	Aug-08	126,000		97,000
							Aug-08	Dec-08	101,000		126,000
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS	Shell	Jul-07	Aug-08	250,000		140,000
GSF Arctic II (15) (23)	semi	1982	1,200	25,000	UKNS	ADTI	Nov-07	Feb-08	380,000	(22)	365,000
					UKNS	Talisman	Feb-08	Mar-08	365,000		380,000
					UKNS	Talisman	Mar-08	Apr-08	420,000		365,000
					UKNS	Lundin	Apr-08	Jun-08	425,000		420,000
					Ireland	Providence Resources	Jun-08	Oct-08	400,000		425,000
							Oct-08	50 days Shipyard or Project
Sedco 704 (14)	semi	1974/1993	1,000	25,000	UKNS	BP	Sep-07	Nov-08	318,000		176,000

High Specification Jackups (10)
GSF Constellation I (15)		2003	400	30,000	Trinidad	BP	Aug-07	Aug-09	219,000		76,000
GSF Constellation II (15)		2004	400	30,000	Egypt	BP	Jun-07	Mar-10	194,000		170,000
GSF Galaxy I		1991/2001	400	30,000	UKNS	BP	Jun-06	Apr-08	100,000		80,000
						BP	Apr-08	Jul-08	300,000		100,000
						BP	Jul-08	Oct-08	100,000		300,000
						BP	Oct-08	Apr-09	115,000		100,000
						BP	May-09	Jul-09	227,000		115,000
GSF Galaxy II		1998	400	30,000	UKNS	ADTI	Feb-08	Mar-08	205,000		300,000
							Mar-08	30 days Shipyard or Project
GSF Galaxy III (15)		1999	400	30,000	UKNS	Nexen	Oct-07	Aug-09	108,000		100,000
							Jul-08	30 days Shipyard or Project
GSF Baltic (15)		1983	375	25,000	Nigeria	ExxonMobil	May-07	May-09	205,000		240,000
GSF Magellan		1992	350	30,000	UKNS	Shell	Sep-07	Feb-08	300,000		145,000
					UKNS	Shell	Feb-08	Jul-08	145,000		300,000
							Jul-08	35 days Shipyard or Project

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
GSF Monarch		1986	350	30,000	UKNS	Shell	Dec-07	Mar-09	78,000		70,000
GSF Monitor (15)		1989	350	30,000	Trinidad	BP	Apr-07	Mar-09	151,000		70,000
Trident 20		2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Jan-10	130,000		90,000
							May-08	14 days Shipyard or Project

Standard Jackups (57)
Trident IX		1982	400	20,000	Vietnam	JVPC	Aug-07	Sep-08	210,000		188,000
							Sep-08	80 days Shipyard or Project
Trident 17		1983	355	25,000	Malaysia	Petronas Carigali	Sep-07	May-10	185,000		195,000
GSF Adriatic II (15)		1981	350	25,000	Angola	Chevron	May-07	May-09	190,000		55,000
GSF Adriatic III (23)		1982	350	25,000	USGOM	ADTI	Jan-08	Mar-08	93,000	(22)	75,000
GSF Adriatic IX		1981	350	25,000	Gabon	Total	Nov-07	Jul-08	155,000		100,000
					Gabon	Total	Jul-08	Jul-09	188,000		155,000
GSF Adriatic X		1982	350	30,000	Egypt	Petrobel	Nov-06	Nov-08	161,000		63,000
GSF Key Manhattan		1980	350	25,000	Egypt	Petrobel	Aug-07	Jun-08	155,000		136,000
GSF Key Singapore		1982	350	25,000	Egypt	Petrobel	Jun-07	May-08	155,000		136,000
GSF Adriatic VI		1981	328	25,000	Nigeria	Afren	Jan-08	Oct-08	210,000	(15)	195,000
					Gabon	Vaalco	Oct-08	Dec-08	218,000		210,000	(15)
GSF Adriatic VIII (15)		1983	328	25,000	Nigeria	ExxonMobil	Mar-07	Mar-09	188,000		145,000
C.E. Thornton		1974	300	25,000	India	ONGC	May-06	Oct-08	45,000		45,000
							Feb-08	170 days Shipyard or Project
					India	ONGC	Oct-08	Oct-11	150,000	(14)	45,000
D.R. Stewart		1980	300	25,000	Italy	Eni	Apr-07	Apr-10	168,000		57,000
F.G. McClintock		1975	300	25,000	India	ONGC	Jan-05	Mar-08	50,000		50,000
							Apr-08	170 days Shipyard or Project
					India	ONGC	Oct-08	Nov-11	145,000		50,000
G.H. Galloway		1984	300	25,000	Italy	Eni	Aug-06	Aug-08	115,000		54,000
							Aug-08	14 days Shipyard or Project
GSF Adriatic I (15)		1981	300	25,000	Angola	Chevron	Apr-07	Apr-09	190,000		110,000
GSF Adriatic V (15)		1979	300	25,000	Angola	Chevron	Mar-07	Mar-09	190,000		55,000
GSF Adriatic XI (15)		1983	300	25,000	Vietnam	Hoang Long JOC	Jul-07	Jul-08	210,000		110,000
							Jul-08	45 days Shipyard or Project
GSF Compact Driller (15)		1992	300	25,000	Thailand	Chevron	Oct-07	Apr-09	196,000		186,000
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Mar-06	Mar-08	147,000		73,000
					Vietnam	Cuu Long JOC	Mar-08	Sep-08	178,000		147,000
					Vietnam	Cuu Long JOC	Sep-08	Mar-09	183,000		178,000
					Vietnam	Cuu Long JOC	Mar-09	Sep-09	187,000		183,000
					Vietnam	Cuu Long JOC	Sep-09	Mar-10	192,000		187,000
GSF Key Gibraltar		1976/1996	300	25,000	Thailand	PTTEP	Oct-07	Jun-08	205,000		192,000
							Jun-08	70 days Shipyard or Project
					Malaysia	PTTEP	Aug-08	Dec-08	205,000		205,000
GSF Key Hawaii (15)		1982	300	25,000	Qatar	Maersk	Jul-07	Jul-09	175,000		195,000

GSF Labrador (15)	1983	300	25,000	UKNS	Tullow Oil	Dec-07	Apr-08	225,000	173,000
						Apr-08	30 days Shipyard or Project
GSF Main Pass I	1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000	100,000
GSF Main Pass IV	1982	300	25,000	Saudi Arabia	Saudi Aramco	Aug-07	Jul-11	164,000	100,000
GSF Parameswara	1983	300	20,000	Indonesia	Total	Jan-07	Jul-08	102,000	70,000
						Jul-08	50 days Shipyard or Project
GSF Rig 134	1982	300	20,000	Malaysia	Petronas Carigali	Apr-07	May-10	166,000	128,000
GSF Rig 136	1982	300	20,000	Indonesia	Serica Energy	Nov-07	May-08	185,000	210,000
Harvey H. Ward	1981	300	25,000	Malaysia	Talisman	Mar-07	Aug-08	110,000	116,000
						Aug-08	125 days Shipyard or Project
Interocean III	1978/1993	300	25,000	Egypt	Agiba	Jul-07	Jan-09	117,000	65,000
J.T. Angel	1982	300	25,000	India	ONGC	Mar-07	May-10	148,000	105,000
Randolph Yost	1979	300	25,000	India	ONGC	Mar-07	Mar-10	148,000	61,000
Roger W. Mowell	1982	300	25,000	Malaysia	Talisman	Nov-06	Dec-08	110,000	48,000
Ron Tappmeyer	1978	300	25,000	India	ONGC	Feb-07	Feb-10	148,000	62,000
Shelf Explorer	1982	300	20,000	Vietnam	Lam Son	Dec-07	May-08	174,000	208,000
				Vietnam	Lam Son	May-08	Aug-08	184,000	174,000
Transocean Nordic	1984	300	25,000			Oct-07	170 days Shipyard or Project
				Sakhalin Island	Venineft	May-08	Oct-08	185,000	74,000
						Nov-08	150 days Shipyard or Project

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Standard Jackups (57)
Trident 15			1982	300	25,000	Thailand	Chevron	Feb-06	Feb-12	100,000	(17)	60,000
								May-07	310 days Shipyard or Project
Trident 16			1982	300	25,000	Thailand	Chevron	Nov-07	Feb-08	195,000		95,000
						Vietnam	Petronas Carigali	Feb-08	Feb-10	189,000		195,000
						Malaysia	Petronas Carigali	Feb-10	Aug-11	180,000		189,000
Trident II			1977/1985	300	25,000	India	ONGC	Apr-07	Jun-10	148,000		60,000
Trident IV			1980/1999	300	25,000	Nigeria	Chevron	Feb-06	Mar-08	90,000		120,000
						Cameroon	Bowleven	Apr-08	Jun-08	219,000		90,000
Trident VIII			1981	300	21,000	Nigeria	Conoil	Apr-06	May-08	66,000		56,000
								May-08	15 days Shipyard or Project
Trident XII			1982/1992	300	25,000	India	ONGC	Jan-07	Feb-10	148,000		62,000
Trident XIV			1982/1994	300	20,000	Angola	Chevron	Jun-06	Jun-09	98,000		61,000
GSF High Island II			1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000
GSF High Island IV			1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	May-11	164,000		107,000
GSF High Island V			1981	270	20,000	Gabon	Total	May-07	Jun-08	155,000		86,000
						Gabon	Total	Jun-08	Jan-09	155,000		155,000
GSF High Island IX (15)			1983	250	20,000	Nigeria	Addax Petroleum	Jun-07	Jun-09	150,000		145,000
								Aug-08	14 days Shipyard or Project
GSF High Island VII			1982	250	20,000	Cameroon	Total	Feb-07	Sep-08	160,000		98,000
								Jan-08	30 days Shipyard or Project
GSF High Island VIII (23)			1981	250	20,000	USGOM	BHP Billiton	Jan-08	Apr-08	72,000		58,000
								Sep-08	60 days Shipyard or Project
GSF Rig 103			1974	250	20,000	UAE	Atlantis	Sep-07	Mar-08	170,000		130,000
GSF Rig 105			1975	250	20,000	Egypt	Petrobel	Mar-07	Mar-08	90,000		85,000
						Egypt	Petrobel	Mar-08	Mar-11	112,000		90,000
GSF Rig 124			1980	250	20,000	Egypt	AMAPETCO	Apr-07	Oct-08	110,000		55,000
GSF Rig 127 (15)			1981	250	20,000	Qatar	Maersk	Jun-07	Jun-09	145,000		120,000
GSF Rig 141			1982	250	20,000	Egypt	Petrogulf	Nov-07	Nov-08	115,000		115,000
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Oct-07	Oct-09	112,000		62,000
Transocean Mercury			1969/1998	250	20,000	TBA	TBA	Feb-08	Jan-10	110,000		58,000
Trident VI			1981	220	21,000	Vietnam	Vietsovpetro	Apr-07	Aug-08	193,000		142,000
GSF Britannia			1968	200	20,000	UKNS	Shell	Aug-07	Feb-09	61,000		55,000

Swamp Barges (2)
Searex 4			1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	39,000		N/A
Hibiscus (18)			1979/1993	25	16,000	Indonesia	Total	Oct-07	Sep-12	71,500		74,000

Others (2)
Joides Resolution (15) (19)	ship	«	1978	27,000	30,000	Singapore		Oct-06	660 days Shipyard or Project
						Worldwide	TAMRF	Sep-08	Mar-14	64,500		35,000
Sedco 135D (14)			1966/1977/ 2001	600		Brazil	SLB	Jun-01	Jun-09	33,000		N/A

Idle Rig Held for Sale (1)
GSF High Island I			1979	250	20,000			Idle				65,000

Fixed-Price Options
High Specification Floaters:
Ultra-Deepwater
GSF Explorer	ship	«	1972/1998	7,800	30,000	Angola	BP	Jul-09	Oct-09	450,000		450,000
Sedco Express	semi	«	2001	7,500	25,000	Angola	BP	Jul-09	Jul-10	183,000		183,000

Deepwater
Discoverer 534	ship	«	1975/1991	7,000	25,000	India	Reliance	Jul-10	Jan-11	250,000		250,000
Sedco 709	semi	«	1977/1999	5,000	25,000	Nigeria	Shell	Oct-08	Oct-09	205,000		205,000

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)	Previous Contract Dayrate (3) (Dollars)
Harsh Environment
Henry Goodrich	semi		1985	2,000	30,000	USGOM	StatoilHydro	May-09	May-10	350,000	350,000

Midwater Floaters
Sedco 703	semi		1973/1995	2,000	25,000	Australia	ConocoPhillips	Apr-09	May-09	450,000	450,000
Transocean Searcher	semi		1983/1988	1,500	25,000	NNS	StatoilHydro	Mar-12	Sep-12	390,000	411,000

High Specification Jackups
GSF Galaxy III			1999	400	30,000	UKNS	Nexen	Aug-09	Feb-10	108,000	108,000

Standard Jackups
GSF Parameswara			1983	300	20,000	Indonesia	Total	Sep-08	Feb-09	106,000	102,000

Others
Joides Resolution	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Mar-14	Mar-24	64,500	64,500

Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2008 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

(4) We have been awarded a five-year drilling contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named Discoverer Clear Leader. Operations are expected to commence during the second quarter of 2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first three years of the contract, the contract dayrate is $469,000. The dayrate for the last two years of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(5) We have been awarded a four-year drilling contract by StatoilHydro for the construction of an enhanced Enterprise-class drillship to be named Discoverer Americas. Operations are expected to commence by mid-2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(6) We have been awarded a five-year contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named Discoverer Inspiration. Operations are expected to commence during the first quarter of 2010, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(7) In September 2007 we exercised an option to construct a Gusto MSC/P 10,000 design drillship which is yet to be named. Construction of the drillship is expected to be completed in the third quarter of 2010. We are actively marketing the drillship.

(8) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named Deepwater Pacific I through a joint venture company with Pacific Drilling Limited. The joint venture has been awarded a four-year drilling contract with Reliance for construction of the drillship. Operations are expected to commence during the third quarter of 2009, after shipyard construction followed by sea trials, mobilization and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first six months of the contract, the contract dayrate is $495,000, regardless of the duration of the remaining term of the contract. The dayrate for the remaining three and one-half years of the contract is $530,000. On or prior to October 31, 2008, the contract may be extended to five years, in which case the dayrate would be reduced to $515,000 for the remaining four and one-half years.

(9) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named Deepwater Pacific II through a joint venture company with Pacific Drilling Limited. The drillship is expected to finish construction in first quarter 2010. The joint venture is actively marketing the drillship.

(10) We have been awarded a drilling contract by BP for the construction of an enhanced Enterprise-class drillship. The rig will be owned by a joint venture in which the company owns 65 percent. The contract has an initial term of five years, but can be converted at the customer’s election by the end of March 2008 to a seven-year term. Operations are expected to commence during the third quarter of 2010, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on a five-year contract period is $460,000, or $430,000 should the contract be converted to a seven-year term.

(11) We have been awarded a seven-year drilling contract by BP for the construction of a Keppel Fels MSC DSS 51 design semisubmersible to be named GSF Development Driller III. Operations are expected to commence by mid-2009, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(12) Dayrate for contract period October 2007 through October 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Ultra-Deepwater, dynamically positioned rigs operating in the U.S. Gulf of Mexico. The dayrate is currently estimated to range from $447,000 in January 2008 to $487,000 in October 2010.

(13) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(14) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(15) Reflects the current contracted dayrate which could change due to cost escalations.

(16) Dayrate reflects a base level to be paid. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 1,500 feet.

(17) Dayrate subject to annual adjustment based on market dayrates within specific parameters.

(18) Owned by a joint venture in which the company owns an 80 percent interest. Dayrate indicated reflects 100 percent of contract rate.

Transocean Inc. (NYSE: RIG) Interim Fleet Status Report

Updated: February 20, 2008

Revisions to Last Month’s Fleet Status Report Noted in Bold

Dynamically positioned «

(19) Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which a subsidiary of the company has a 50 percent interest. Dayrate indicated reflects 100 percent of contract rate.

(20) Operated under a management contract with the rig’s owner.

(21) On June 30, 2007, the riser for GSF Rig 135 was lost at sea when the transport vessel capsized. A newly manufactured riser that was to be shipped to GSF Rig 140 to replace GSF Rig 140’s existing riser was redirected to GSF Rig 135. Since we were obligated to provide a new riser for GSF Rig 140’s current contract, the dayrate for GSF Rig 140 was reduced by $55,000 per day until such time that we are able to replace the riser. We believe that the $55,000 dayrate reduction is covered under applicable insurance policies.

(22) For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the Company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts.

(23) This rig has been designated as held for sale but is currently still under contract.